UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 2, 2016

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2016, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2016, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated August 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2016

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	July 3, 2016	June 28, 2015
NET SALES	$4,528	$5,015
Cost of sales	3,331	3,683
GROSS MARGIN	1,197	1,332
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	524	537
Research, development and engineering expenses	155	166
Equity, royalty and interest income from investees	88	94
Other operating expense, net	(39)	—
OPERATING INCOME	567	723
Interest income	6	6
Interest expense	16	17
Other income (expense), net	18	(8)
INCOME BEFORE INCOME TAXES	575	704
Income tax expense	148	208
CONSOLIDATED NET INCOME	427	496
Less: Net income attributable to noncontrolling interests	21	25
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$406	$471

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.41	$2.63
Diluted	$2.40	$2.62

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	168.8	179.2
Diluted	169.0	179.6

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.975	$0.78

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	July 3, 2016	June 28, 2015
NET SALES	$8,819	$9,724
Cost of sales	6,566	7,197
GROSS MARGIN	2,253	2,527
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,014	1,054
Research, development and engineering expenses	321	361
Equity, royalty and interest income from investees	160	162
Other operating expense, net	(41)	(3)
OPERATING INCOME	1,037	1,271
Interest income	12	11
Interest expense	35	31
Other income, net	26	1
INCOME BEFORE INCOME TAXES	1,040	1,252
Income tax expense	280	352
CONSOLIDATED NET INCOME	760	900
Less: Net income attributable to noncontrolling interests	33	42
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$727	$858

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$4.27	$4.77
Diluted	$4.26	$4.76

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	170.3	179.9
Diluted	170.5	180.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.95	$1.56

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	July 3, 2016	December 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$1,045	$1,711
Marketable securities	235	100
Total cash, cash equivalents and marketable securities	1,280	1,811
Accounts and notes receivable, net	3,023	2,820
Inventories	2,778	2,707
Prepaid expenses and other current assets	549	609
Total current assets	7,630	7,947
Long-term assets
Property, plant and equipment	7,432	7,322
Accumulated depreciation	(3,729)	(3,577)
Property, plant and equipment, net	3,703	3,745
Investments and advances related to equity method investees	1,073	975
Goodwill	481	482
Other intangible assets, net	328	328
Pension assets	764	735
Other assets	1,041	922
Total assets	$15,020	$15,134

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$1,825	$1,706
Loans payable	19	24
Commercial paper	200	—
Accrued compensation, benefits and retirement costs	353	409
Current portion of accrued product warranty	335	359
Current portion of deferred revenue	433	403
Other accrued expenses	947	863
Current maturities of long-term debt	38	39
Total current liabilities	4,150	3,803
Long-term liabilities
Long-term debt	1,614	1,576
Postretirement benefits other than pensions	328	349
Pensions	299	298
Other liabilities and deferred revenue	1,434	1,358
Total liabilities	$7,825	$7,384

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,196	$2,178
Retained earnings	10,716	10,322
Treasury stock, at cost, 53.7 and 47.2 shares	(4,422)	(3,735)
Common stock held by employee benefits trust, at cost, 0.7 and 0.9 shares	(9)	(11)
Accumulated other comprehensive loss	(1,620)	(1,348)
Total Cummins Inc. shareholders’ equity	6,861	7,406
Noncontrolling interests	334	344
Total equity	$7,195	$7,750
Total liabilities and equity	$15,020	$15,134

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Six months ended
In millions	July 3, 2016	June 28, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$760	$900
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Restructuring payments	(42)	—
Loss contingency	39	—
Depreciation and amortization	259	254
Deferred income taxes	2	(63)
Equity in income of investees, net of dividends	(87)	(68)
Pension contributions in excess of expense	(82)	(122)
Other post-retirement benefits payments in excess of expense	(17)	(15)
Stock-based compensation expense	20	17
Translation and hedging activities	(45)	27
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(252)	(426)
Inventories	(101)	(127)
Other current assets	189	18
Accounts payable	139	97
Accrued expenses	(209)	(21)
Changes in other liabilities and deferred revenue	129	133
Other, net	32	(35)
Net cash provided by operating activities	734	569

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(189)	(247)
Investments in internal use software	(27)	(22)
Investments in and advances to equity investees	(17)	(17)
Acquisitions of businesses, net of cash acquired	(1)	(15)
Investments in marketable securities—acquisitions	(379)	(173)
Investments in marketable securities—liquidations	237	155
Cash flows from derivatives not designated as hedges	(21)	5
Other, net	6	14
Net cash used in investing activities	(391)	(300)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	109	12
Net borrowings of commercial paper	200	—
Payments on borrowings and capital lease obligations	(133)	(31)
Distributions to noncontrolling interests	(24)	(14)
Dividend payments on common stock	(333)	(280)
Repurchases of common stock	(695)	(514)
Other, net	(16)	(2)
Net cash used in financing activities	(892)	(829)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(117)	19
Net decrease in cash and cash equivalents	(666)	(541)
Cash and cash equivalents at beginning of year	1,711	2,301
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,045	$1,760

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

As previously announced, beginning with the second quarter of 2016, we realigned certain of our reportable segments to be consistent with changes to our organizational structure and how the Chief Operating Decision Maker monitors the performance of our segments. We reorganized our business to combine our Power Generation segment and our high horsepower engine business to create the new Power Systems segment. Our reportable operating segments consist of: Engine, Distribution, Components and Power Systems. We began to report results for our new reporting structure in the second quarter of 2016 and also reflected this change for historical periods.

We allocate certain common costs and expenses, primarily corporate functions, among segments. These include certain costs and expenses of shared services, such as information technology, human resources, legal, finance and supply chain management. In addition to the reorganization noted above, we reevaluated the allocation of these costs, considering the new segment structure created in April 2016 and adjusted our allocation methodology accordingly. The revised methodology, which is based on a combination of relative segment sales and relative service usage levels, is effective for the periods beginning after January 1, 2016 and resulted in the revision of our segment operating results, including segment earnings before interest, income taxes and noncontrolling interests (EBIT), for all four segments for the first quarter of 2016 with a greater share of costs allocated to the Distribution and Components segments than in previous years. Prior periods were not revised for the new allocation methodology. These changes had no impact on our consolidated results.

	In millions	Engine	Distribution	Components	Power Systems	Non-segment Items (1)	Total
	Three months ended July 3, 2016
	External sales	$1,504	$1,538	$933	$553	$—	$4,528
	Intersegment sales	498	6	346	368	(1,218)	—
	Total sales	2,002	1,544	1,279	921	(1,218)	4,528
	Depreciation and amortization(2)	41	29	32	29	—	131
	Research, development and engineering expenses	53	3	51	48	—	155
	Equity, royalty and interest income from investees	46	19	12	11	—	88
	Interest income	3	1	1	1	—	6
	Segment EBIT	206	87	190	90	18	591

	Segment EBIT as a percentage of total sales	10.3%	5.6%	14.9%	9.8%		13.1%

	Three months ended June 28, 2015
	External sales	$1,834	$1,487	$1,017	$677	$—	$5,015
	Intersegment sales	491	8	380	420	(1,299)	—
	Total sales	2,325	1,495	1,397	1,097	(1,299)	5,015
	Depreciation and amortization(2)	47	25	28	26	—	126
	Research, development and engineering expenses	53	3	57	53	—	166
	Equity, royalty and interest income from investees	51	21	8	14	—	94
	Interest income	2	1	1	2	—	6
	Segment EBIT	278	113	223	127	(20)	721

	Segment EBIT as a percentage of total sales	12.0%	7.6%	16.0%	11.6%		14.4%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended July 3, 2016 and June 28, 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Non-segment Items (1)	Total
	Six months ended July 3, 2016
	External sales	$2,993	$2,996	$1,830	$1,000	$—	$8,819
	Intersegment sales	985	11	686	729	(2,411)	—
	Total sales	3,978	3,007	2,516	1,729	(2,411)	8,819
	Depreciation and amortization(2)	80	57	63	58	—	258
	Research, development and engineering expenses	110	7	107	97	—	321
	Equity, royalty and interest income from investees	82	37	20	21	—	160
	Interest income	5	2	2	3	—	12
	Segment EBIT	403	174	353	136	9	1,075

	Segment EBIT as a percentage of total sales	10.1%	5.8%	14.0%	7.9%		12.2%

	Six months ended June 28, 2015
	External sales	$3,523	$2,956	$1,948	$1,297	$—	$9,724
	Intersegment sales	947	15	748	802	(2,512)	—
	Total sales	4,470	2,971	2,696	2,099	(2,512)	9,724
	Depreciation and amortization(2)	93	52	54	54	—	253
	Research, development and engineering expenses	122	6	118	115	—	361
	Equity, royalty and interest income from investees	74	41	17	30	—	162
	Interest income	4	2	2	3	—	11
	Segment EBIT	478	201	418	228	(42)	1,283

	Segment EBIT as a percentage of total sales	10.7%	6.8%	15.5%	10.9%		13.2%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the six months ended July 3, 2016 and June 28, 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $1 million for both of the six months ended July 3, 2016 and June 28, 2015.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Six months ended
In millions	July 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015
Total segment EBIT	$591	$721	$1,075	$1,283
Less: Interest expense	16	17	35	31
Income before income taxes	$575	$704	$1,040	$1,252

Income before income taxes as a percentage of net sales	12.7%	14.0%	11.8%	12.9%

CUMMINS INC. AND SUBSIDIARIES
EQUITY INVESTEES DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Six months ended
In millions	July 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015
Distribution Entities
Komatsu Cummins Chile, Ltda.	$8	$8	$18	$15
North American distributors	6	8	11	18
All other distributors	1	—	1	1
Manufacturing Entities
Beijing Foton Cummins Engine Co., Ltd.	22	22	40	29
Dongfeng Cummins Engine Company, Ltd.	15	15	22	29
Chongqing Cummins Engine Company, Ltd.	9	11	17	23
All other manufacturers	16	21	32	28
Cummins share of net income	77	85	141	143
Royalty and interest income	11	9	19	19
Equity, royalty and interest income from investees	$88	$94	$160	$162

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items
We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to special items including tax adjustments. These measures are not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Six months ended
	July 3, 2016		June 28, 2015
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$727	$4.26	$858	$4.76
Less
Tax benefit	—	—	18	0.10
Net income attributable to Cummins Inc. excluding special items	$727	$4.26	$840	$4.66
Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT). We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.” for each of the applicable periods:

	Three months ended		Six months ended
In millions	July 3, 2016	June 28, 2015	July 3, 2016	June 28, 2015
Earnings before interest expense and income taxes	$591	$721	$1,075	$1,283

EBIT as a percentage of net sales	13.1%	14.4%	12.2%	13.2%

Less
Interest expense	16	17	35	31
Income tax expense	148	208	280	352
Consolidated net income	427	496	760	900

Less
Net income attributable to noncontrolling interests	21	25	33	42
Net income attributable to Cummins Inc.	$406	$471	$727	$858

Net income attributable to Cummins Inc. as a percentage of net sales	9.0%	9.4%	8.2%	8.8%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
In the second quarter of 2016, in conjunction with the reorganization of our segments, our Engine segment reorganized its reporting structure as follows:

•	Heavy-duty truck - We manufacture diesel engines that range from 310 to 600 horsepower serving global heavy-duty truck customers worldwide, primarily in North America.

•
Medium-duty truck and bus - We manufacture diesel engines ranging from 200 to 450 horsepower serving medium-duty truck and bus customers worldwide, with key markets including North America, Latin America, Europe and Mexico. We also provide diesel and natural gas engines for school buses, transit buses and shuttle buses worldwide, with key markets including North America, Europe, Latin America and Asia, and diesel engines for Class A motor homes (RVs), primarily in North America.

•
Light-duty automotive (Pickup and Light Commercial Vehicle (LCV)) - We manufacture 105 to 385 horsepower diesel engines, including engines for the pickup truck market for Chrysler and Nissan in North America, and LCV markets in Europe, Latin America and Asia.

•
Off-highway - We provide diesel engines that range from 60 to 755 horsepower to key global markets including construction, mining, rail, defense, agriculture, marine, and oil and gas equipment and also to the power generation business for standby, mobile and distributed power generation solutions throughout the world.

Sales for our Engine segment by market (including 2016, 2015 and 2014 revised balances) were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$—	$—	$1,253
Medium-duty truck and bus	549	600	—	—	1,149
Light-duty automotive	433	394	—	—	827
Off-highway	363	386	—	—	749
Total sales	$1,976	$2,002	$—	$—	$3,978

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$784	$700	$3,116
Medium-duty truck and bus	608	674	585	640	2,507
Light-duty automotive	381	354	339	401	1,475
Off-highway	399	422	394	357	1,572
Total sales	$2,145	$2,325	$2,102	$2,098	$8,670

2014
In millions	YTD
Heavy-duty truck	$3,072
Medium-duty truck and bus	2,431
Light-duty automotive	1,567
Off-highway	1,897
Total sales	$8,967

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Revised unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	—	—	40,400
Mid-range	55,400	62,300	—	—	117,700
Light-duty	61,700	57,100	—	—	118,800
Total units	136,800	140,100	—	—	276,900

2015
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	28,700	32,800	28,600	24,300	114,400
Mid-range	61,200	66,600	59,600	59,700	247,100
Light-duty	51,200	53,400	47,800	56,900	209,300
Total units	141,100	152,800	136,000	140,900	570,800

2014
Units	YTD
Heavy-duty	122,100
Mid-range	266,800
Light-duty	204,400
Total units	593,300
Distribution Segment Sales by Product Line

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$—	$—	$1,290
Service	299	297	—	—	596
Power generation	275	326	—	—	601
Engines	241	279	—	—	520
Total sales	$1,463	$1,544	$—	$—	$3,007

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$573	$598	$604	$648	$2,423
Service	284	307	301	330	1,222
Power generation	298	272	323	397	1,290
Engines	321	318	323	332	1,294
Total sales	$1,476	$1,495	$1,551	$1,707	$6,229

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component Segment Sales by Business

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$607	$624	$—	$—	$1,231
Turbo technologies	265	276	—	—	541
Filtration	252	262	—	—	514
Fuel systems	113	117	—	—	230
Total sales	$1,237	$1,279	$—	$—	$2,516

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$613	$679	$607	$600	$2,499
Turbo technologies	301	307	266	267	1,141
Filtration	255	266	240	249	1,010
Fuel systems	130	145	127	120	522
Total sales	$1,299	$1,397	$1,240	$1,236	$5,172
Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the second quarter of 2016, in conjunction with the reorganization of our segments, our Power Systems segment reorganized its reporting structure as follows:

•
Power generation - We design, manufacture, sell and support generators ranging from 2 kilowatts to 3.5 megawatts, as well as paralleling systems and transfer switches, for applications such as residential, commercial, industrial, data centers, health care, telecommunications and waste water treatment plants. We also provide turnkey solutions for distributed generation and energy management applications using natural gas or biogas as a fuel. We also serves global rental accounts for diesel and gas generator sets.

•
Industrial - We design, manufacture, sell and support diesel and natural gas high-horsepower engines up to 5,500 horsepower for a wide variety of equipment in the mining, rail, defense, oil and gas, and commercial marine applications throughout the world. Across these markets, we have major customers in North America, Europe, Middle East, Africa, China, Korea, Japan, Latin America, India, Russia, Southeast Asia, South Pacific and Mexico.

•
Generator technologies - We design, manufacture, sell and support A/C generator/alternator products for internal consumption and for external generator set assemblers. Our products are sold under the Stamford, AVK and Markon brands and range in output from 3 kilovolt-amperes (kVA) to 12,000 kVA.

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Sales for our Power Systems segment by product line (including 2016, 2015 and 2014 revised balances) were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$520	$597	$—	$—	$1,117
Industrial	215	240	—	—	455
Generator technologies	73	84	—	—	157
Total sales	$808	$921	$—	$—	$1,729

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$624	$710	$621	$615	$2,570
Industrial	280	295	275	287	1,137
Generator technologies	98	92	86	84	360
Total sales	$1,002	$1,097	$982	$986	$4,067

2014
In millions	YTD
Power generation	$2,633
Industrial	1,331
Generator technologies	450
Total sales	$4,414
High-horsepower unit shipments by engine classification (including 2016, 2015 and 2014 revised units) were as follows:

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	—	—	4,000
Industrial	1,000	1,100	—	—	2,100
Total units	2,800	3,300	—	—	6,100

2015
Units	Q1	Q2	Q3	Q4	YTD
Power generation	2,200	2,500	2,000	1,900	8,600
Industrial	1,300	1,200	1,200	1,500	5,200
Total units	3,500	3,700	3,200	3,400	13,800

2014
Units	YTD
Power generation	8,700
Industrial	6,100
Total units	14,800